File Nos.: 333-62298, 811-10401

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

TRUST FOR PROFESSIONAL MANAGERS
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SMEAD VALUE FUND
SPECIAL MEETING OF SHAREHOLDERS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask for your prompt vote regarding a proposal on behalf of the Smead Value Fund, a series of Trust for Professional Managers (the “Trust”).  The proposal is to adopt a Rule 12b-1 Distribution Plan with a Rule 12b-1 fee of 0.25% of the average daily net assets of the Smead Value Fund (the “Fund”).  PLEASE NOTE:  The adoption of a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee will increase the total operating expenses of the Smead Value Fund.  Smead Capital Management, Inc., the Fund’s investment adviser, has contractually agreed to waive its management fees and to reimburse expenses at least through January 2, 2011, so that the Fund’s net operating expenses (excluding certain items) do not exceed current net operating expenses of the Fund after contractual fee waivers and expense reimbursements.  Thus, while the proposed Rule 12b-1 Distribution Plan provides for a 12b-1 fee to be charged to the Fund, the Fund’s net operating expenses will not increase from their current level at least until January 2, 2011, subject to Board approval.  There is no assurance that this expense cap will remain in place beyond January 2, 2011.

This proposal has been carefully reviewed by the Trust’s Board of Trustees, who unanimously recommend that you vote FOR the proposal.

It is very important that we receive your vote before September 28, 2009.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, complete the proxy card(s) enclosed in this package.  BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Sincerely,

/s/ Lisa Martin Lisa Martin Chief Operating Officer/ Chief Financial Officer Smead Capital Management, Inc.

Important information to help you understand and vote on the proposal:
Please read the full text of the enclosed proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to adopt a Rule 12b-1 Distribution Plan (the “Distribution Plan”) with a Rule 12b-1 fee of 0.25% for the Smead Value Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”), at a special meeting of shareholders of the Fund to be held on September 28, 2009 (the “Special Meeting”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy.

How will my approval of these proposals affect the expenses of the Fund?

While the Distribution Plan and related Rule 12b-1 fee of 0.25% will increase the Fund’s total operating expenses, the Fund’s investment adviser, Smead Capital Management, Inc. (the “Adviser”), has contractually agreed to waive its management fees and to reimburse expenses at least through January 2, 2011, so that the Fund’s net operating expenses (excluding certain items) do not exceed current net operating expenses of the Fund after contractual fee waivers and expense reimbursements.  Thus, while the Distribution Plan provides for a 12b-1 fee to be charged to the Fund, the Fund’s net operating expenses will not increase from their current level at least until January 2, 2011, subject to Board approval.  There is no assurance that this expense cap will remain in place beyond January 2, 2011.

Has the Trust’s Board of Trustees approved the proposals?

Yes.  At a meeting of the Board of Trustees of the Trust held on July 28, 2009, the Board of Trustees unanimously approved the Distribution Plan for the Fund and a related Rule 12b-1 fee under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Distribution Plan is a Distribution Plan that allows the Fund to pay a portion of the costs incurred to distribute the Fund’s shares and to provide services to the Fund’s shareholders.  The proposed Rule 12b-1 fee, which would be paid to the Fund’s distributor to reimburse it for a portion of the costs it incurs in distributing the Fund’s shares, will be paid at an annual rate of  0.25% of the average daily net assets of the Fund.  The Distribution Plan was proposed by the Adviser, and approved by the Board of Trustees.  The Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.  The Fund needs shareholder approval to implement the Distribution Plan.  The Board of Trustees recommends that you also vote to approve the proposal.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Adviser.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on July 31, 2009 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of the Distribution Plan and related Rule 12b-1 fee of 0.25% requires the vote of the “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you may also vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

Please complete, sign and return the enclosed proxy card(s) in the enclosed envelope.  No postage is required if mailed in the United States.

Q&A
1

SMEAD VALUE FUND
(a series of Trust for Professional Managers)

615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Smead Value Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time on September 28, 2009.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.	to approve a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25% for the Fund; and

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on July 31, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Rachel A Spearo
Rachel A. Spearo,
Secretary

August 20, 2009

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SMEAD VALUE FUND
(a series of Trust for Professional Managers)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) to be used at the special meeting of shareholders (the “Special Meeting”) of the Smead Value Fund (the “Fund”) and at any adjournments thereof, to be held on September 28, 2009 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders of the Fund on or about August 24, 2009, or as soon as practicable thereafter.

Shareholders of record at the close of business on the record date, July 31, 2009 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

PROPOSAL 1: To Approve a Rule 12b-1 Distribution Plan and Related Rule 12b-1 fee of 0.25%.

Background

On July 28, 2009, the Board considered the adoption, on behalf of the Fund, of a Distribution Plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Rule 12b-1 under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined under the 1940 Act, unanimously approved the Distribution Plan for the Fund and voted unanimously to recommend that the Distribution Plan be presented to shareholders of the Fund for their approval.  If shareholders approve the Distribution Plan, it is contemplated that it will become effective on October 1, 2009.  The Distribution Plan may be continued annually after its effective date, provided that such annual continuance is specifically approved by the Board, including a majority of the Independent Trustees, pursuant to a vote cast in person at a meeting called for that purpose.

Description of the Distribution Plan

A copy of the Distribution Plan is included with this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Distribution Plan.  Pursuant to the Distribution Plan, the Fund will pay Quasar Distributors, LLC (the “Distributor”), as principal distributor of the Fund’s shares, a Rule 12b-1 distribution and shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to Fund shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders and the printing and mailing of sales literature.

The Distribution Plan included as Exhibit A to this Proxy Statement applies to two classes of shares: Investor Class shares and Advisor Class shares.  As of the date of this Proxy Statement, the Fund has only one class of shares, which will be renamed the “Investor Class” shares effective as of October 1, 2009.  Accordingly, as a current shareholder of the Fund, your Fund shares will be renamed “Investor Class” shares as of October 1, 2009.  The Advisor Class shares discussed in the Distribution Plan will not be offered until October 1, 2009.

Proxy Statement

It is anticipated that providing the services described above will open a new distribution channel for the Fund, thus making it available as an attractive investment alternative in a competitive market.  The potential for increased sales and the retention of existing assets could result in the Fund acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale.  There can be no assurance, however, that the Fund or the Distribution Plan will achieve these goals.

The Rule 12b-1 fee will be payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Rule 12b-1 fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as a “compensation” plan.

The Rule 12b-1 fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine.  The Rule 12b-1 fees will be based upon the Fund’s average daily net assets during the preceding month, and will be calculated and accrued daily.

Because the Rule 12b-1 fee to be paid under the Distribution Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Fund.  While the addition of the Rule 12b-1 fee will increase the Fund’s total operating expenses, Smead Capital Management, Inc. (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its management fees and to reimburse expenses at least through January 2, 2011, so that the Fund’s net operating expenses (excluding certain items) do not exceed current net operating expenses of the Fund after contractual fee waivers and expense reimbursements.  Thus, while the Distribution Plan provides for a 12b-1 fee to be charged to the Fund, the Fund’s net operating expenses will not increase from their current level at least until January 2, 2011, subject to Board approval.  There is no assurance that this expense cap will remain in place beyond January 2, 2011.

The tables below show the current operating expenses, as a percentage of average net assets of the Fund as of July 31, 2009, and the estimated pro forma expenses that would be incurred if the Distribution Plan described in this proposal were in effect.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Smead Value Fund
	Current Expenses (Unaudited)	Pro Forma Expenses (Unaudited)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	1.54%	1.54%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.30%	2.55%
Less: Expense Reimbursement or Fee Waiver	(0.89)%	(1.14)%
Net Annual Fund Operating Expenses(2)	1.41%	1.41%

(1)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the Fund’s prospectus because the Ratio of Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

(2)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of Acquired Fund Fees and Expenses) do not exceed 1.40% of the Fund’s average annual net assets, at least through January 2, 2011, subject thereafter to annual re-approval of the agreement by the Board.  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Adviser is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense cap.

Proxy Statement

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example is based on the current expenses of the Fund and provides a comparison based on the pro forma expenses the Fund would incur if Proposal 1 is approved.  The Example also assumes that your investment has a 5% return each year, that Fund distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Smead Value Fund
Current	$144	$446	$771	$1,691
Pro Forma	$144	$446	$771	$1,691

The Distribution Plan further provides that the Board will be given, at least quarterly, a written report of all amounts expended pursuant to the Distribution Plan and the purposes for which such amounts were expended.  The Distribution Plan also provides that it may not be amended to increase materially the distribution costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and that any material amendments to the Distribution Plan must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose.  The Distribution Plan is terminable without penalty, at any time, by a vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon 60 days’ written notice.

Board Considerations

In considering the Distribution Plan, the Board took into account the benefits of making payments to the Distributor for its use in marketing, advertising and other distribution servicing efforts to attract and retain potential shareholders to the Fund.  The Trustees believe that there is a reasonable likelihood that the activities for which payments may be made under the Distribution Plan are likely to stimulate additional sales of the Fund’s shares and assist the Fund in increasing its present asset base in the face of competition from other mutual funds.  The Board concluded that without an effective and attractive distribution program that is adequately funded, the Fund could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

The Board also considered the reasons why it is important for the Fund to attract a continuous flow of new assets.  It was recognized that it is desirable for all shareholders that the Fund sustain a flow of new investment monies.  The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom.  Net cash outflow would increase the likelihood of having to dispose of portfolio securities for other than investment reasons at unfavorable prices while net cash inflow (1) minimizes the need to sell securities to meet redemptions when investment considerations would indicate that they continue to be held, (2) reduces daily liquidity requirements and (3) permits a prompt restructuring of the Fund’s portfolio without the need to dispose of present holdings.

The Trustees further considered the impact of the Distribution Plan on the Fund’s total operating expenses. They evaluated the Adviser’s commitment to waive its management fees and to reimburse expenses to limit the Fund’s net operating expenses (excluding certain items) to no more than the current net operating expenses for the Fund.  The Trustees concluded that at least until January 2, 2011, the addition of the Distribution Plan will not result in any increase in expenses to shareholders.  In considering the Distribution Plan, the Trustees also took into account the possible benefits of the Distribution Plan to the Adviser, including the Adviser possibly being able to retain more of the management fees payable to it by the Fund if Fund assets increase and provide relief in the Adviser’s undertaking to reimburse Fund expenses above certain levels.

Proxy Statement

The Trustees believe that should the Distribution Plan not be approved, the Fund might not be able to attract and retain shareholders and, as a result of the inability to increase the Fund’s asset base, the Fund would be burdened with greater relative costs and possibly less investment flexibility than would be present in a larger fund.  It was the belief of the Trustees that adoption of the Distribution Plan will enable the Fund to maintain and possibly enhance its performance and quality of its services for Fund shareholders.

Vote Required

Approval of the proposal to adopt the Distribution Plan and the related Rule 12b-1 fee requires the vote of the “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Rule 12b-1 Distribution Plan and the related Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement

ADDITIONAL INFORMATION

Service Providers

The Fund’s investment adviser, Smead Capital Management, Inc., is located at 1420 Fifth Avenue, Suite 2625, Seattle, Washington 98101.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  The Fund’s principal underwriter is Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Any Purchases or Sales of Securities of the Investment Adviser

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on July 31, 2009, will be entitled to be present and vote at the Special Meeting.  As of that date, the Fund had 1,438,430.951 shares outstanding.

As of July 31, 2009, none of the Trustees or officers of the Trust owned any shares of the Fund.  As of July 31, 2009, the following shareholders are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

Principal Shareholders of the Fund
Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.	1,311,477.9390	91.19%	Record
For the Benefit of Its Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Proxy Statement

Principal Executive Officers and Trustees of the Trust

The management and affairs of the Fund are supervised by the Board.  The Board consists of three individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	22	Professor and Chair, Department of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	22	Captain, Midwest Airlines, Inc. (airline company) (2000-present); Director-Flight Standards & Training (July 1990-December 1999).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chair-person, President and Trustee	Indefinite Term; Since August 22, 2001	22	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President, Principal Accounting Officer and Treasurer	Indefinite Term; Since January 10, 2008 (Vice President) and since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administrator, United Missouri Bank (2000-2004)	N/A

Proxy Statement

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Kristin M. Cuene 615 E. Michigan St. Milwaukee, WI 53202 Age: 40+	Chief Compliance Officer	Indefinite Term; Since January 23, 2009	N/A	Attorney, Compliance Officer, U.S. Bancorp Fund Services, LLC (2008-Present); Attorney, Investment Management, Quarles & Brady, LLP (2007-2008); Student, University of Pennsylvania (2004-2007).	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	N/A	Counsel, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of the Distributor.

Portfolio Transactions

Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but pursuant to the Trust’s policies, such brokerage is not allocated by the Fund on the basis of the sale of Fund shares.  The Fund does not allocate portfolio transactions to affiliated brokers.

VOTING SECURITIES AND VOTING INFORMATION

General Information

The close of business on July 31, 2009 is the Record Date for determining the shareholders entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof.  Only shareholders of record on the Record Date are entitled to vote at the meeting.  Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting.

Voting Rights

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Proxy Statement

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.  The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed.  At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed.  If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal.  The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting.  The Board is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

•	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the address provided in this Proxy Statement prior to the Special Meeting;
•	submitting a properly executed proxy bearing a later date, but dated prior to the Special Meeting; or
•	attending and voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

SOLICITATION OF PROXIES

The Fund is soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means.  Employees of the Adviser may make solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Adviser

Proxy Statement

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call the Fund, toll-free, at 877-807-4122 or write to Smead Value Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call or write to the Fund at the telephone number or address listed above.

For a free copy of the Fund’s latest annual and/or semiannual reports, call the Fund, toll-free, at 877-807-4122, visit the Fund’s website at www.smeadfunds.com or write to Smead Value Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

Exhibit A

Trust for Professional Managers

on behalf of

Smead Value Fund

DISTRIBUTION AND SHAREHOLDER SERVICING DISTRIBUTION PLAN
(12b-1 Distribution Plan)

The following Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Trust for Professional Managers (the “Trust”), a Delaware statutory trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and/or classes of the Fund.  The Distribution Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any Rule 12b-1 Agreement (as defined below) (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such Distribution Plan.

In approving the Distribution Plan, the Board of Trustees determined that adoption of the Distribution Plan would be prudent and in the best interests of the Fund and its shareholders.  Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

The provisions of the Distribution Plan are as follows:

1.             PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

The Trust, on behalf of the Fund, will pay Quasar Distributors, LLC (the “Distributor”), as principal distributor of the Fund’s shares, a distribution fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Investor Class shares of the Fund, and a distribution fee of 1.00% of the average daily net assets of the Fund in connection with the promotion and distribution of Advisor Class shares of the Fund, and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  The Advisor Class distribution fee represents a 0.75% 12b-1 distribution fee and a 0.25% shareholder servicing fee.  The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the “Recipient”) who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the “Rule 12b-1 Agreement”), a form of which is attached hereto as Appendix A with respect to the Fund.  To the extent not so paid by the Distributor such amounts may be retained by the Distributor.  Payment of these fees shall be made monthly promptly following the close of the month.  If Advisor Class shares are redeemed within 12 months of purchase, the shareholder will be assessed a 1.00% contingent deferred sales charge on such shares.

2.	RULE 12B-1 AGREEMENTS

(a) No Rule 12b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.  The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Trust’s Board of Trustees as specified above.

Exhibit A

(b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

(c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of the Fund, or by vote of a majority of the Disinterested Trustees, on not more than 60 days’ written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3.            QUARTERLY REPORTS

The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Distribution Plan.  This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.            EFFECTIVE DATE AND DURATION OF THE DISTRIBUTION PLAN

The Distribution Plan shall become effective with respect to Investor Class shares of the Fund immediately upon approval by the vote of a majority of the shareholders of Investor Class of the Fund, cast in person or by proxy at a meeting called for the purpose of voting on the approval of the Distribution Plan.  The Distribution Plan shall become effective with respect to Advisor Class shares of the Fund immediately upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Distribution Plan.  The Distribution Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms.  Thereafter, the Distribution Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.  The Distribution Plan may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days’ written notice by a majority vote of shareholders of the Fund, or by vote of a majority of the Disinterested Trustees.

5.            SELECTION OF DISINTERESTED TRUSTEES

During the period in which the Distribution Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.            AMENDMENTS

All material amendments of the Distribution Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.  In addition, the Distribution Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund.

7.            RECORDKEEPING

The Trust shall preserve copies of the Distribution Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Distribution Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

Adopted by the Trust on July 28, 2009.

Exhibit A

Appendix A

Rule 12b-1 Related Agreement

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

[Date]

[Name, Address of Recipient]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the “Distribution Plan”) adopted by Trust for Professional Managers (the “Trust”), on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and/or classes of the Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”).  The Distribution Plan and this related agreement (the “Rule 12b-1 Agreement”) have been approved by a majority of the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in this or any other Rule 12b-1 Agreement (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting thereon.  Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Distribution Plan will benefit each of the Fund’s shareholders.

1.           To the extent you provide distribution and marketing services in the promotion of the Fund’s shares and/or services to the Fund’s shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A.  We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

You agree that all activities conducted under this Rule 12b-1 Related Agreement will be conducted in accordance with the Distribution Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, the U.S. Patriot Act of 2001 and any applicable rules of the Financial Industry Regulatory Authority, Inc.

2.           You shall furnish us with such information as shall reasonably be requested either by the Trustees of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

3.           We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Distribution Plan by us and the purposes for which such expenditures were made.

4.           This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Disinterested Trustees, on 60 days’ written notice, without payment of any penalty.  In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Distribution Plan or the Distribution Agreement between the Trust and us and shall terminate immediately in the event of its assignment.  This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

Exhibit A

5.           This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Distribution Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting thereon.  All communications to us should be sent to the above address.  Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

Quasar Distributors, LLC

By:
James Schoenike, President

Accepted:

(Dealer or Service Provider Name)

(Street Address)

(City)(State)(ZIP)

(Telephone No.)

(Facsimile No.)

By:
(Name and Title)

 Exhibit A

Schedule A

to the
Rule 12b-1 Related Agreement

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:

Fee of 0.25% of the average daily net assets of Investor Class shares of the Fund and a fee of 1.00% of the average daily net assets of Advisor Class shares of the Fund, (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Distribution Plan.

SMEAD VALUE FUND Proxy for Special Meeting of Shareholders – September 28, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints Jennifer Lima and John Buckel, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the Special Meeting of shareholders of the Fund, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the item or items that relate to the particular Fund shares that you own.

Important Notice Regarding the Availability of Proxy Materials for the Smead Value Fund
Shareholder Meeting to Be Held on September 28, 2009

The proxy statement for this meeting is available at: www.proxyonline.com/docs/smeadvaluefund.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

SMEAD VALUE FUND

Proxy for Special Meeting of Shareholders — September 28, 2009

VOTE BY MAIL

1)	Read the Proxy Statement

2)	Check the appropriate box on the reverse side

3)	Sign and date the proxy card

4)	Return the proxy card in the postage-paid envelope provided

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles

Shareholder sign here                                                                Date

Joint owner sign here                                                                Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

SMEAD VALUE FUND

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL(S).  IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.   AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	PROPOSAL: To approve a Rule 12b-1 Distribution Plan and related Rule 12b-1 fee of 0.25% for the Smead Value Fund.

To vote the proxy, please use the boxes below.
FOR	AGAINST	ABSTAIN
□	□	□

2.	In their discretion, the Proxies are authorized to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

TAGID	BARCODE